Fidelity

bankstrong.com

MEMBER FDIC

EQUAL HOUSING LENDER



REUTERS

Fidelity D & D Bancorp, Inc. Reports First Quarter 2014 Financial Results

PR Newswire

DUNMORE, Pa., April 30, 2014

DUNMORE, Pa., April 30, 2014 /PRNewswire/ -- Fidelity D & D Bancorp, Inc., (OTC Bulle
Board: FDBC), parent company of The Fidelity Deposit and Discount Bank, announced net
income for the quarter ended March 31, 2014 of $1.5 million, an improvement of $62
thousand, or 4%, compared to $1.4 million for the first quarter of 2013. Net interest income
growth along with a lower provision for loan losses and fewer non-interest expenses more th
offset the reduction in other income, when compared to the prior year quarter. Earnings pe
a diluted basis for the quarter were $0.61 and $0.60 for the three months ended
nd 2013, respectively.

results for the first quarter of 2014. The positive
to build relationships, maintaining sound
stated Daniel J. Santaniello,
ustomer deposits and

Fidelity

D&D Bancorp, Inc.


Balance Sheet Growth
$ in millions
Assets
Net Loans
Deposits
$700
$650
$600
$550
$500
$450
$400
$562
$607
$602
$623
$482
$516
$515
$530
$408
$403
$435
$470
2010
2011
2012
2013


Net Interest Margin
3.90%
3.88%
3.86%
3.84%
3.82%
3.80%
3.78%
3.76%
3.74%
3.89%
3.89%
3.80%
3.80%
2010
2011
2012
2013

2013 Loan Originations

362 Commercial / Business Loans
Over $65 Million

2013 Loan Originations

500 Mortgages
Over $89 Million

GUARANTEED LOAN DECISION IN FIVE BUSINESS DAYS.


Michael Coury
Mortgage Consultant
NMLS I.D. # 120779
FAST, LOCAL APPROVAL PROCESS.
SAFE AND CONVENIENT ONLINE APPLICATION.
BANKERS WHO'LL MEET YOU ANYTIME, ANYWHERE.

Fidelity

D&D Bancorp, Inc.

2013 Loan Originations

1,710 Consumer Loans
Over $41 Million

2013 Loan Originations

Over $195 Million

$15 Million Increase


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D&D Bancorp, Inc.



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D&D Bancorp, Inc.


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Fidelity

D&D Bancorp, Inc.

REUTERS

Fidelity D & D Bancorp, Inc. Reports 2013 Financial Results

PR Newswire

DUNMORE, Pa., Feb. 5, 2014

DUNMORE, Pa., Feb. 5, 2014 /PRNewswire/ -- Fidelity D & D Bancorp, Inc. (OTC Bulletin Board: FDBC), parent company of The Fidelity Deposit and Discount Bank, announced a 45 net income increase for the year ended December 31, 2013, with net income of $7.1 million, c $3.03 per share, compared to net income for the year ended December 31, 2012 of $4.9 million, or $2.14 per share. This increase resulted primarily from recognizing a $2.9 millior net gain ($1.9 million after tax, or $0.80 per share) on the sale of the Company's entire poole ...ferred security portfolio, completed in late December. The additional pretax increa ...as accomplished through $0.7 million lower provision for loan losses ...t interest income, partially offset by the $0.3 million other ...illion increases recorded within other expenses. ...lutions occurring throughout the loa ...rtfolio, with total non-

Fidelity

D&D Bancorp, Inc.



Book Value
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$21.48
$23.78
$25.37
$27.62
2010
2011
2012
2013

Fidelity
D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc.

2014 Annual Meeting of Shareholders

Supplemental Financial Information
Fiscal Year 2013
and First Quarter 2014

Salvatore R. DeFrancesco, Jr., CPA, CGMA
Treasurer and Chief Financial Officer
May 6, 2014

Fidelity
D&D Bancorp, Inc.

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date December 31, 2013	2012	Variance
Net Interest Income	$ 20,885	$ 20,640	$ 245
Provision for Loan Loss	2,550	3,250	(700)
Net Interest Income after Loan Loss	18,335	17,390	945
Net Impairment (Loss)	-	(136)	136
Other Income	10,541	7,788	2,753
Total Other Operating Income	10,541	7,652	2,889
Salaries and Benefits	9,363	9,104	259
Credit-related Collection/Foreclosure Costs	1,117	922	195
FDIC Premiums	464	505	(41)
FHLB Prepament Fee	-	236	(236)
Other Operating Expense	8,175	7,814	361
Total Noninterest Expense	19,119	18,581	538
Income before Taxes	9,757	6,461	3,296
Tax Provision	2,635	1,559	1,076
Net Income	**$ 7,122**	**$ 4,902**	**$ 2,220**
Earnings Per Share (Diluted)	**$ 3.02**	**$ 2.14**	**$ 0.88**
Dividends Per Share	**$ 1.10**	**$ 1.00**	**$ 0.10**

Fidelity
D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc.



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.71%
3.89%
3.89%
3.80%
3.80%
2009
2010
2011
2012
2013
Years
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion
UBPR Peer Group

Fidelity D&D Bancorp, Inc.



Noninterest Income
Dollars in Thousands
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$665
$611
$519
$328
$1,022
$1,766
$1,090
$1,787
$799
$630
$558
$3,168
$899
$1,402
$1,222
$1,863
Dec-12
Dec-13
Deposit service charges
Interchange fees
Gain on sale of loans
Loan service charges
Gain on sale of securities
Financial service fees
Trust fees
Other Operating Income

Fidelity D&D Bancorp, Inc.



Noninterest Expense
Dollars in Thousands
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$922
$505
$236
$7,814
$9,104
$1,117
$464
$8,175
$9,363
Dec-12
Dec-13
Salaries and Benefits
Other Operating Expense
FHLB Prepament Fee
FDIC Premiums
Credit-related Costs

Fidelity D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands	December 31, 2013	December 31, 2012	Twelve month Variance
Assets			
Cash & cash equivalents	$ 13,218	$ 21,846	$ (8,628)
Securities	97,423	100,730	(3,307)
Loans and Leases	479,061	444,101	34,960
Allowance for Loan Loss	(8,928)	(8,972)	44
Net Loans	470,133	435,129	35,004
Premises & Equipment	13,602	14,127	(526)
Other Assets	29,449	29,693	(244)
TOTAL ASSETS	$ 623,825	$ 601,525	$ 22,300
Liabilities & Equity			
Non-interest-bearing Demand Deposits	$ 122,919	$ 126,035	$ (3,116)
NOW, Savings, Money Markets	293,080	271,999	21,081
Time Deposits	113,699	116,626	(2,927)
Total Deposits	529,698	514,660	15,038
Short-term Borrowings	8,642	8,056	586
FHLB Advances	16,000	16,000	-
Other Liabilities	3,425	3,863	(438)
TOTAL LIABILITIES	557,765	542,579	15,186
Equity	66,060	58,946	7,114
TOTAL LIABILITIES & EQUITY	$ 623,825	$ 601,525	$ 22,300

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Quarterly 1Q '14	Quarterly 1Q '13	Year-over-year Variance
Net Interest Income	$ 5,295	$ 5,233	$ 62
Provision for Loan Loss	300	550	(250)
Net Interest Income after Loan Loss	4,995	4,683	312
Other Income	1,738	2,068	(330)
Total Other Operating Income	1,738	2,068	(330)
Salaries and Benefits	2,476	2,474	2
Credit-related Collection/Foreclosure Costs	112	318	(206)
FDIC Premiums	99	126	(27)
Other Operating Expense	2,098	1,962	136
Total Noninterest Expense	4,785	4,880	(95)
Income before Taxes	1,948	1,871	77
Tax Provision (Benefit)	492	477	15
Net Income	**$ 1,456**	**$ 1,394**	**$ 62**
Earnings Per Share (Diluted)	**$ 0.61**	**$ 0.60**	**$ 0.01**
Dividends Per Share	**$ 0.25**	**$ 0.25**	**$ -**

Fidelity
D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc.


Net Interest Margin
4.25%
3.75%
3.25%
3.84%
3.84%
3.74%
3.76%
3.79%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Quarter Ended
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion
UBPR Peer Group

Fidelity D&D Bancorp, Inc.


Noninterest Income
Dollars in Thousands
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$183
$149
$155
$119
$234
$504
$272
$452
$255
$164
$139
$207
$117
$128
$305
$423
1Q '13
1Q '14
Deposit service charges
Interchange fees
Gain on sale of loans
Loan service charges
Gain on sale of securities
Financial service fees
Trust fees
Other Operating Income

Fidelity
D&D Bancorp, Inc.



Noninterest Expense
Dollars in Thousands
$318
$126
$1,962
$2,474
$112
$99
$2,098
$2,476
$5,000
$4,000
$3,000
$2,000
$1,000
$-
1Q '13
1Q '14
Salaries and Benefits
Other Operating Expense
FDIC Premiums
Credit-related Costs

Fidelity
D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * Unaudited		March 31, 2014*		December 31, 2013		1st Quarter Variance		March 31, 2013*
Assets								
Cash & cash equivalents	$	32,099	$	13,218	$	18,881	$	20,730
Securities		102,213		97,423		4,790		99,496
Loans and Leases		484,015		479,061		4,954		450,677
Allowance for Loan Loss		(8,899)		(8,928)		29		(8,236)
Net Loans		475,116		470,133		4,983		442,441
Premises & Equipment		14,410		13,602		808		13,876
Other Assets		30,591		29,449		1,141		31,628
TOTAL ASSETS	$	654,429	$	623,825	$	30,604	$	608,171
Liabilities & Equity								
Non-interest-bearing Demand Deposits	$	132,096	$	122,919	$	9,177	$	122,855
NOW, Savings, Money Markets		311,801		293,080		18,721		273,280
Time Deposits		110,869		113,699		(2,830)		118,331
Total Deposits		554,766		529,698		25,068		514,466
Short-term Borrowings		12,327		8,642		3,685		13,593
FHLB Advances		16,000		16,000		-		16,000
Other Liabilities		3,487		3,425		63		4,333
TOTAL LIABILITIES		586,580		557,765		28,816		548,392
Equity		67,849		66,060		1,788		59,779
TOTAL LIABILITIES & EQUITY	$	654,429	$	623,825	$	30,604	$	608,171

Fidelity D & D Bancorp, Inc.



Balance Sheet Growth
($000)
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
556,017
561,673
606,742
601,525
623,825
654,429
458,994
424,345
482,448
407,903
515,802
398,186
514,660
424,584
529,698
469,216
554,766
474,665
2009
2010
2011
2012
2013
March-14
Deposits
Net Loans
Borrowings
Assets

Fidelity D&D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2014	December 31, 2013	March 31, 2013	Well Capitalized
Total - Risk Based Capital	15.5%	15.2%	13.5%	10.0%
Tier I - Risk Based Capital	14.2%	13.9%	12.2%	6.0%
Leverage	10.3%	10.3%	9.5%	5.0%

Dollars in Thousands

Regulatory Ratios	March 31, 2014		March 31, 2013		Improvement		Minimum to be Well Capitalized		Excess over Well Capitalized	
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to Risk Weighted Assets	$ 71,941	15.5%	$ 64,267	13.5%	$ 7,674	2.0%	$ 46,539	10.0%	$ 25,402	5.5%
Tier 1 Capital to Risk Weighted Assets	$ 65,967	14.2%	$ 58,195	12.2%	$ 7,772	2.0%	$ 27,923	6.0%	$ 38,044	8.2%
Tier 1 Capital to Average Assets	$ 65,967	10.3%	$ 58,195	9.5%	$ 7,772	0.8%	$ 32,045	5.0%	$ 33,922	5.3%

Fidelity D&D Bancorp, Inc.


A commitment
to our relationships.

Fidelity
D&D Bancorp, Inc.

Commitment

We are committed to being a customer centric organization by developing strong relationships.

How Are We Committed?

- People
- Services
- Measuring for desired results

People

- Provide Training
- Utilize experience to benefit clients
- Team Approach
- Community Involvement

Services

- Delivering services that benefit our clients and prospects
- Business Services
- Indirect Dealer Department
- Mortgage Modification Program
- Credit facilities that meet the customers' needs

Measuring for Desired Results

• Customer and Prospect Meetings	↑	22%
• Referrals to other departments	↑	75%
• Business Services Activity	↑	41%
• Business Deposit Growth	↑	12%
• Net Loan Growth	↑	8%

Fidelity
D&D Bancorp, Inc.

Growing Relationships



Fidelity
D&D Bancorp, Inc.

THANK YOU FIDELITY!!!!!





Consumer loans

Fidelity

D&D Bancorp, Inc.


Fidelity
#1 MORTGAGE
LENDER
IN THE AREA!

Fidelity
D&D Bancorp, Inc.

Commercial Lending



Fidelity
D&D Bancorp, Inc.

The Future

- Reaching our goal
- Communication Tools
- Products per Household
- Industry Specialists
- Measure results through customer satisfaction
- Innovative ways to help our customers' day to day concerns.


Quality
Degree of excellence or
the standard of
superiority, high grade,
characteristic

Fidelity
D&D Bancorp, Inc.


Non Performing Loans %
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
3.08
3.21
3.03
3.12
2.35
1.65
1.39
1.21
Mar
June
Sep
Dec
Mar
June
Sep
Dec
2012 - 2013

Fidelity
D&D Bancorp, Inc.


are already
daily.
improvement
1 Improvement or an
thing is an act or eff

Fidelity
D&D Bancorp, Inc.


Total Past Due & Non-Accrual %
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
4.39
4.09
4.55
3.77
3.24
2.06
2.09
2.31
Mar
June
Sep
Dec
Mar
June
Sep
Dec
2012 - 2013

Fidelity
D&D Bancorp, Inc.


point of view.
Confidence
trusting
stability, or
or certainty of a
for what is

Fidelity
D&D Bancorp, Inc.



Non-Performing Loans/ALLL
Peer
Fidelity
200.00%
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
2008
2009
2010
2011
2012
2013
126.83%
173.13%
160.16%
145.23%
122.44%
96.81%
86.00%
171.00%
131.00%
175.47%
165.40%
65.23%

Fidelity

D&D Bancorp, Inc.


TEAMWORK AT
Fidelity

Fidelity
D&D Bancorp, Inc.

Congratulations!

TO OUR EMPLOYEES WITH OVER 40 YEARS IN THE BANKING INDUSTRY.


Timothy O'Brien
Elaine Motichka
Catherine Collins
Robert Farrell
James Mundy
Barbara Shimkus
Patricia Bohan

Fidelity
D&D Bancorp, Inc.


Fidelity BANK
BANK

A ***True*** Community Bank

Fidelity

D&D Bancorp, Inc.







Playhouse in the park

Fidelity

D&D Bancorp, Inc.

VOTED "BEST BANK" TWICE!

Readers' 2013 CHOICE

The Times-Tribune

The Triboro Banner

Fidelity

D&D Bancorp, Inc.

Ranked by the

AMERICAN BANKERS ASSOCIATION

NUMBER 119 COMMUNITY BANKS

Fidelity

bankatfidelity.com

out of 851 community banks.